JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made as of August 9, 2007 by the undersigned, Jpak Group, Inc., a Nevada corporation, and delivered pursuant to Section 8.10 of the Note Purchase Agreement, dated as of May 17, 2007 (the “Note Purchase Agreement”), by and among Jpak Group Co., Ltd., a company organized under the laws of the Cayman Islands (the “Company”), Grand International Industrial Limited, a company organized under the laws of Hong Kong (“Grand International”), and each investor identified on the signature pages thereto (individually, an “Investor” and, collectively, the “Investors”), and is made in consideration of and pursuant to such Note Purchase Agreement. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

In consideration of the terms and conditions in the Note Purchase Agreement, the undersigned, by executing and delivering this Joinder Agreement, hereby agrees that by executing this Joinder Agreement it (i) is a party to the Note Purchase Agreement, (ii) assumes all of the obligations of the Company set forth in the Note Purchase Agreement and (iii) agrees to be bound by and to observe all of the terms and conditions of the Note Purchase Agreement. Reference is hereby made to the Note Purchase Agreement for the precise terms of the obligations of Company provided therein. Without in any way limiting the foregoing, the undersigned hereby represents and warrants to the Investors that each of the representations and warranties set forth in Section 4 of the Note Purchase Agreement are, as of the date hereof, true and correct as to the undersigned (unless the context otherwise provides).

The undersigned acknowledges receiving and reviewing a copy of the Note Purchase Agreement and authorizes the parties to the Note Purchase Agreement to attach this counterpart signature page to the Note Purchase Agreement.

In addition to the terms and conditions set forth in the Note Purchase Agreement, the undersigned hereby further agrees as follows:

1. Representations and Warranties. The undersigned hereby represents and warrants as follows:

1.1 Authorization; Enforcement. The undersigned has the requisite corporate power and authority to enter into, where applicable, and perform (i) this Joinder Agreement, (ii) the Registration Rights Agreement in the form attached hereto as Exhibit A, (iii) the Lock-Up Agreement in the form attached hereto as Exhibit B, (iv) the Securities Escrow Agreement in the form attached hereto as Exhibit C, (v) the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock in the form attached hereto as Exhibit D (the “Series A Designation”), (vi) the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock to be issued upon exercise of the Series J Warrant in the form attached hereto as Exhibit E (the “Series B Designation”), (vii) the Series A Warrant in the form attached hereto as Exhibit F, (viii) the Series B Warrant in the form attached hereto as Exhibit G, (ix) the Series C Warrant to be issued upon exercise of the Series J Warrant in the form attached hereto as Exhibit H, (x) the Series D Warrant to be issued upon exercise of the Series J Warrant in the form attached hereto as Exhibit I and (xi) the Series J Warrant in the form attached hereto as Exhibit J (collectively, items (vii), (viii) and (xi) shall be referred to as the “Warrants”, and items (i), (ii), (iii), (iv), (v), (vii), (viii) and (xi) shall be referred to as the “Transaction Documents”) and to issue (a) the shares of Series A Convertible Preferred Stock (and the shares of common stock issuable upon conversion thereof), (b) the shares of Series B Convertible Preferred Stock (and the shares of common stock issuable upon conversion thereof) upon exercise of the Series J Warrant, (c) the Series A Warrant (and the securities issuable upon exercise thereof) and the Series B Warrant (and the securities issuable upon exercise thereof), and (d) the Series C Warrant (and the securities issuable upon exercise thereof) upon exercise of the Series J Warrant and the Series D Warrant (and the securities issuable upon exercise thereof) upon exercise of the Series J Warrant, all in accordance with the terms of the Note Purchase Agreement. The execution, delivery and performance of the Transaction Documents by the undersigned and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the undersigned or its Board of Directors or stockholders is required. This Joinder Agreement has been duly executed and delivered by the undersigned. The other Transaction Documents will have been duly executed and delivered by the undersigned at the closing of the transactions contemplated by the Transaction Documents (the “Closing”). Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

1.2 Capitalization. The authorized capital stock of the undersigned and the shares thereof currently issued and outstanding as of the date hereof are set forth on Schedule 1.2 hereto. All of the outstanding shares of the Common Stock and the Series A Convertible Preferred Stock have been duly and validly authorized. Except as set forth on Schedule 1.2 hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the undersigned. Except as provided in the Transaction Documents, there are no contracts, commitments, understandings, or arrangements by which the undersigned is or may become bound to issue additional shares of the capital stock of the undersigned or options, securities or rights convertible into shares of capital stock of the undersigned. Except as set forth on Schedule 1.2 or otherwise provided in the Transaction Documents, the undersigned is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as provided in the Transaction Documents, the undersigned is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the undersigned. The undersigned has furnished or made available to the Investors true and correct copies of the undersigned’s Articles of Incorporation as in effect on the date hereof (the “Articles”), and the undersigned’s Bylaws as in effect on the date hereof (the “Bylaws”). For the purposes of this Joinder Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the undersigned and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the undersigned to perform any of its obligations under this Joinder Agreement in any material respect.

1.3 Issuance of Shares. The Series A Convertible Preferred Stock, the Series A Warrant, the Series B Warrant and the Series J Warrant to be issued at the Closing have been duly authorized by all necessary corporate action and the Series A Convertible Preferred Stock, when paid for or issued in accordance with the terms hereof, and the Series B Convertible Preferred Stock (together with the Series A Convertible Preferred Stock, the “Preferred Shares”) when issued upon exercise of the Series J Warrant, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Series A Designation and Series B Designation, as applicable. When the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants are issued in accordance with the terms of the Series A Designation and Series B Designation, as applicable, and the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holders of such shares.

1.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by the undersigned, the performance by the undersigned of its obligations under the Series A Designation and Series B Designation, as applicable, and the consummation by the undersigned of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the undersigned is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the undersigned under any agreement or any commitment to which the undersigned is a party or by which the undersigned is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the undersigned or any of its subsidiaries or by which any property or asset of the undersigned or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) through (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the undersigned and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The undersigned is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Preferred Shares, the Warrants, and the securities issuable upon conversion or exercise thereof, in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the undersigned with the Securities and Exchange Commission or state securities administrators subsequent to the Closing, any registration statement which may be filed pursuant to the Transaction Documents, and the Series A Designation and Series B Designation); provided that, for purposes of the representation made in this sentence, the undersigned is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors in the Note Purchase Agreement.

1.5 Investment Company Act Status. The undersigned is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

1.6 Dilutive Effect. The undersigned understands and acknowledges that its obligation to issue shares of Common Stock upon conversion of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (assuming the Series J Warrant is exercised in accordance with its terms) in accordance with the Transaction Documents and its obligation to issue the shares of Common Stock upon the exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants in accordance with this Joinder Agreement and the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants, as applicable, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the undersigned.

1.7 Sarbanes-Oxley Act. The undersigned is in compliance with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are applicable to the undersigned, and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

1.8 Books and Records; Internal Accounting Controls. The books and records of the undersigned and its subsidiaries accurately reflect in all material respects the information relating to the business of the undersigned and its subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the undersigned or any subsidiary. The undersigned and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the undersigned, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles consistently applied (“GAAP”)and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

1.9 Transactions with Affiliates. Except as set forth on Schedule 1.9 hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the undersigned or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the undersigned, or any of its subsidiaries, or any person owning any capital stock of the undersigned or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

1.10 Indebtedness. Schedule 1.10 hereto sets forth as of a recent date all outstanding secured and unsecured Indebtedness of the undersigned or any subsidiary, or for which the undersigned or any subsidiary has commitments. For the purposes of this Joinder Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the undersigned’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 1.10, neither the undersigned nor any subsidiary is in default with respect to any Indebtedness.

1.11 No Undisclosed Liabilities. Since March 31, 2007, neither the undersigned nor any of its subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the undersigned's or its subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect. Since March 31, 2007, none of the undersigned or any of its subsidiaries has participated in any transaction material to the condition of the undersigned which is outside of the ordinary course of its business.

2. Covenants. The undersigned hereby covenants and agrees as follows:
2.1 Registration and Listing. The undersigned shall cause its Common Stock to be registered under Sections 12(b) or 12(g) of the Exchange Act no later than the effective date of the Registration Statement (as defined in the Registration Rights Agreement), to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to the Registration Rights Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as otherwise permitted in the Transaction Documents. Subject to the terms of the Transaction Documents, the undersigned further covenants that it will take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors to sell the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of the Investors, the undersigned shall deliver to the Investors a written certification of a duly authorized officer as to whether it has complied with such requirements.

2.2 Status of Dividends. The undersigned covenants and agrees that (i) no Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service (the “Service”) will adversely affect the Preferred Shares, any other series of its Preferred Stock, or the Common Stock, and no deduction shall operate to jeopardize the availability to Investors of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the undersigned or otherwise will it treat the Preferred Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the undersigned or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) it will take no action which would result in the dividends paid by the undersigned on the Preferred Shares out of the undersigned’s current or accumulated earnings and profits being ineligible for the dividends received deduction provided by Section 243(a)(1) of the Code. The preceding sentence shall not be deemed to prevent the undersigned from designating the Preferred Shares as “Convertible Preferred Stock” in its annual and quarterly financial statements in accordance with its prior practice concerning other series of preferred stock of the undersigned. In the event that the Investors have reasonable cause to believe that dividends paid by the undersigned on the Preferred Shares out of the undersigned’s current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the undersigned will, at the reasonable request of the Investors of 51% of the outstanding Preferred Shares, join with the Investors in the submission to the IRS of a request for a ruling that dividends paid on the Preferred Shares will be so eligible for Federal income tax purposes, at the Investors expense. In addition, the undersigned will reasonably cooperate with the Investors (at Investors’ expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code. Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the undersigned from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Preferred Shares or Common Stock should not be treated as dividends for Federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Preferred Shares is allowable for Federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the IRS shall issue a published ruling or advise that dividends on the Preferred Shares should not be treated as dividends for Federal income tax purposes. If the IRS specifically determines that the Preferred Shares or Common Stock constitute debt, the undersigned may file protective claims for refund.

2.3 Transfer Agent Instructions. The undersigned shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Investor or its respective nominee(s), for the Common Stock issuable on conversion of the Preferred Shares and exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants in such amounts as specified from time to time by each Investor to the undersigned upon conversion of the Preferred Shares or exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants in the form of Exhibit K attached hereto (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Common Stock issuable on conversion of the Preferred Shares and exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants under the Securities Act, all such certificates shall bear the following restrictive legend:

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR JPAK GROUP, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED

The undersigned warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 2.3 will be given by the undersigned to its transfer agent and that the shares of Common Stock issuable on conversion of the Preferred Shares and exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants shall otherwise be freely transferable on the books and records of the undersigned as and to the extent provided in this Joinder Agreement and the Registration Rights Agreement. If an Investor provides the undersigned with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the shares of Common Stock issuable on conversion of the Preferred Shares and exercise of the Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants may be made without registration under the Securities Act or the Investor provides the undersigned with reasonable assurances that such shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the undersigned shall permit the transfer, and, in the case of such shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Investor and without any restrictive legend. The undersigned acknowledges that a breach by it of its obligations under this Section 2.3 will cause irreparable harm to the Investors by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the undersigned acknowledges that the remedy at law for a breach of its obligations under this Section 2.3 will be inadequate and agrees, in the event of a breach or threatened breach by the undersigned of the provisions of this Section 2.3, that the Investors shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

2.4 Disclosure of Material Information. The undersigned covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Investor or its agents or counsel with any information that the undersigned believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The undersigned understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the undersigned.

2.5 Pledge of Securities. The undersigned acknowledges and agrees that the securities issued pursuant to the Transaction Documents may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. No Investor effecting a pledge of Common Stock shall be required to provide the undersigned with any notice thereof or otherwise make any delivery to the undersigned pursuant to this Joinder Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2.3 hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Investor's expense, the undersigned hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by an Investor.

2.6 DTC Status. No later than the date of effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the undersigned shall engage a transfer agent that is a participant in, and the undersigned shall cause the Common Stock to be eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program.

2.7  Use of Proceeds. The net proceeds from the sale of the Notes shall be used by the undersigned for the purposes set forth in the Note Purchase Agreement and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

3. Conditions Precedent to the Obligation of the Investors. The obligation of each Investor to acquire the Series A Convertible Preferred Stock, the Series A Warrants, the Series B Warrants and the Series J Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth in the Transaction Documents, including, but not limited to, the following (which are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion):

3.1 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Joinder Agreement or the other Transaction Documents.

3.2 No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the undersigned or any subsidiary, or any of the officers, directors or affiliates of the undersigned or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Joinder Agreement or the other Transaction Documents, or seeking damages in connection with such transactions.

3.3 Certificate of Designation of Rights and Preferences. Prior to the Closing, the Series A Designation shall have been filed with the Secretary of State of the State of Nevada.

3.4 Certificates. The undersigned shall have executed and delivered to the Investors the certificates (in such denominations as such Investor shall request) for the Series A Convertible Preferred Stock, the Series A Warrants, the Series B Warrants and the Series J Warrants being acquired by such Investor at the Closing (in such denominations as such Investor shall request).

3.5 Resolutions. The Board of Directors of the undersigned shall have adopted resolutions consistent with Section 1.1 hereof in a form reasonably acceptable to such Investor (the “Resolutions”).

3.6 Secretary’s Certificate. The undersigned shall have delivered to such Investor a secretary’s certificate, dated as of the Closing, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, (iv) the Series A Designation as in effect at the Closing, and (iv) the authority and incumbency of the officers of the undersigned executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

3.7 Officer’s Certificate. The undersigned shall have delivered to the Investors a certificate of an executive officer of the undersigned, dated as of the Closing, confirming the accuracy of the undersigned’s representations, warranties and covenants as of the Closing and confirming the compliance by the undersigned with the conditions precedent set forth in this Section 3 as of the Closing.

3.8 Opinion of Counsel. At the Closing, the Investors shall have received an opinion of counsel to the undersigned, dated the date of the Closing, in a form reasonably acceptable to the Investors.

3.9 Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

4. Indemnification.

4.1  Indemnification. The undersigned agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed by it under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

4.2 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.1, such Indemnified Person shall promptly notify the undersigned in writing and the undersigned shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the undersigned shall not relieve the undersigned of its obligations hereunder except to the extent that the undersigned or any of its subsidiaries is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the undersigned and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The undersigned shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the undersigned shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the undersigned shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

5. Miscellaneous.

5.1 Fees and Expenses. Except as otherwise set forth herein and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents, provided that the undersigned shall pay all actual attorneys' fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Investors in connection with (i) the preparation, negotiation, execution and delivery of the Transaction Documents and the transactions contemplated thereunder, which payment shall be made at the Closing and shall not exceed $20,000 (which amount includes up to $15,000 not yet paid pursuant to Section 10.5 of the Note Purchase Agreement), and (ii) the filing and declaration of effectiveness by the Commission of the Registration Statement (as defined in the Registration Rights Agreement) as provided in Section 4 of the Registration Rights Agreement. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement or the other Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.2 Governing Law. This Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of this 9th day of August, 2007.

JPAK GROUP, INC.
(f/k/a Rx Staffing, Inc.)

By:	__________________________
Name:
Title:	Address:
c/o Qingdao Renmin Printing Co., Ltd.
No. 15, Xinghua Road
Qingdao, Shandong Province
Postal Code 266401
P.R. China